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Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 1350
(furnished, not filed)

In connection with the Quarterly Report of Warrior Energy Services Corporation (the Company) on Form 10-Q for the quarter ending June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Ronald Whitter, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

     1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ronald Whitter
Ronald Whitter
Chief Financial Officer
August 11, 2006